Fourth Quarter and Full Year 2010 Financial Results February 1, 2011 Exhibit 99.2

Agenda Company Highlights Bob Rossiter, CEO and President Fourth Quarter and Full Year 2010 Financial Results and 2011 Outlook Matt Simoncini, SVP and CFO Summary Bob Rossiter, CEO and President Q and A Session 2

Improved operating performance 6th consecutive quarter of overall year-over-year improvement Seating achieving target margins Strong sales growth and return to profitability in Electrical Power Management Systems Significant free cash flow generation Strengthened balance sheet and liquidity position Continued to win new business and diversify sales, including increased penetration in emerging markets Received significant industry and customer recognition 2010 Highlights* 3 * Free cash flow represents net cash provided by operating activities before the net change in sold accounts receivable less capital expenditures. Please see slides titled "Non-GAAP Financial Information" and "Forward-Looking Statements" at the end of this presentation for further information.

Geographic and Customer Sales Diversification By Customer Europe 42% Total Company $12.0 Billion 2010 Consolidated Sales Two-Thirds of Global Sales Outside North America 4 North America Europe Asia ROW East 3031.1 3662.6 1321.4 783.1 North America 34% Rest of World 8% Asia 16%

2011 to 2013 Consolidated Sales Backlog* 2011 - 2013 Sales Backlog Composition of Sales Backlog By Product: Seating -- 55% Electrical Power Management Systems -- 45% By Region: North America -- $1,000M Europe -- $600M Asia -- $400M South America -- $200M * Sales backlog assumes volumes based on IHS Automotive 10/15/2010 production forecast and a Euro exchange rate of $1.33 / Euro. Please see slide titled "Forward-Looking Statements" at the end of this presentation. 5 (in millions) ^$900 ^$900 ^$2,200 ^$400

Electrical Power Management Systems Returned to Profitability in 2010* 6 * Reported segment earnings represents pretax income (loss) before interest and other expense. Adjusted segment earnings represents reported segment earnings adjusted for restructuring costs and other special items. Please see slides titled "Non-GAAP Financial Information" and "Forward- Looking Statements" at the end of this presentation for further information. Key Drivers Industry recovery and sales backlog Benefits from restructuring Low cost country footprint Growth in emerging markets Positive Momentum Continuing With $1 Billion 2011-2013 Sales Backlog

7 Fourth Quarter and Full Year 2010 Financial Results

Fourth Quarter Net sales of $3.2 billion, up 15% from a year ago Core operating earnings of $150 million, up 30% from a year ago and the sixth consecutive quarter of year-over-year improvement Adjusted earnings per share of $2.38 Free cash flow of $160 million Full Year 2010 Net sales of $12.0 billion, up 23% from a year ago Core operating earnings of $627 million Adjusted earnings per share of $8.83 Free cash flow of $429 million Year-end cash balance of $1.7 billion Fourth Quarter and Full Year 2010 Lear Financial Summary* * Core operating earnings represents income before interest, other (income) expense, income taxes, restructuring costs and other special items. Adjusted earnings per share represents diluted net income per share attributable to Lear adjusted for restructuring costs and other special items, including the tax effect thereon, and other discrete tax items. Please see slides titled "Non-GAAP Financial Information" at the end of this presentation for further information. 8

Fourth Quarter and Full Year 2010 Global Vehicle Production Sources: Ward's Automotive and IHS Automotive Vehicles Produced (in millions) 9

10 Fourth Quarter and Full Year 2010 Reported Financials* * Please see slides titled "Non-GAAP Financial Information" at the end of this presentation for further information.

Fourth Quarter and Full Year 2010 Impact of Restructuring and Other Special Items* * Please see slides titled "Non-GAAP Financial Information" at the end of this presentation for further information. 11

** Reported segment earnings represents pretax income (loss) before interest and other expense. Adjusted segment earnings represents reported segment earnings adjusted for restructuring costs and other special items. Q4 '10 Q4 '09 $ 2,173.7 $ 2,465.6 $ 104.7 $ 158.3 $ 133.2 $ 172.8 (in millions) Sales Earnings** Adj. Earnings** * Please see slides titled "Non-GAAP Financial Information" at the end of this presentation for further information. 2010 12 Adjusted Seating Margins 2009 $ 7,812.9 $ 9,395.3 $ 237.3 $ 655.0 $ 322.2 $ 704.3 (in millions) Sales Earnings** Adj. Earnings** Fourth Quarter 2010 Full Year 2010 Fourth Quarter and Full Year 2010 Seating Performance*

** Reported segment earnings represents pretax income (loss) before interest and other expense. Adjusted segment earnings represents reported segment earnings adjusted for restructuring costs and other special items. (in millions) Sales Earnings** Adj. Earnings** $ 1,926.7 $ 2,559.3 $ (155.8) $ 100.5 $ (70.6) $ 119.6 * Please see slides titled "Non-GAAP Financial Information" at the end of this presentation for further information. 2010 13 Q4 '09 Q4 '10 Adjusted Electrical Power Management Systems Margins 2009 Fourth Quarter 2010 Full Year 2010 (in millions) Sales Earnings** Adj. Earnings** $ 568.7 $ 690.9 $ (21.8) $ 27.1 $ 14.2 $ 29.7 Fourth Quarter and Full Year 2010 Electrical Power Management Systems Performance*

Fourth Quarter and Full Year 2010 Free Cash Flow* (in millions) 14 * Please see slides titled "Non-GAAP Financial Information" at the end of this presentation for further information.

Status of Lear Share Count Number of Shares * Common Stock 52.6 million Warrants 1.0 million Management Restricted Stock Units (vest through Feb. 2013) 0.9 million Total Shares, assuming full exercise/vesting 54.5 million Conversion of Preferred Stock into Common Stock On November 10, 2010, all remaining 1.5 million shares of Preferred Stock were converted into newly issued shares of Common Stock Warrants Each Warrant entitles the holder to purchase one share of Common Stock Warrants are exercisable at an exercise price of $0.01 per share through November 9, 2014 7.2 million (88%) Warrants have been converted into shares of Common Stock Management Restricted Stock Units Approximately one-third of the Management RSUs granted upon emergence from bankruptcy vested on November 9, 2010 * As of December 31, 2010 15

16 2011 Outlook

Full Year 2011 Outlook Vehicle Production, Euro and Key Commodities* Sources: Ward's Automotive, IHS Automotive and Company estimates Vehicles Produced (in millions) * Please see slide titled "Forward-Looking Statements" at the end of this presentation for further information. 17

Full Year 2011 Outlook Net Sales and Core Operating Earnings* Net Sales (in billions) (in millions) Core Operating Earnings* * Please see slides titled "Non-GAAP Financial Information" and "Forward-Looking Statements" at the end of this presentation for further information. 18 $12.6 to $13.0 $700 to $740

19 * Please see slides titled "Non-GAAP Financial Information" and "Forward-Looking Statements" at the end of this presentation for further information. Full Year 2011 Outlook Detailed Financials*

Operating and financial performance improvements accelerated in 2010 Sales up 23% versus 2009 Margins improved in both business units Generated significant free cash flow Strong liquidity position with year-end cash of $1.7 billion and total debt of $699 million 2011 financial outlook: Sales of $12.6 to $13.0 billion Core operating earnings of $700 to $740 million Free cash flow of approximately $400 million Adjusted earnings per share of $9.20 to $9.85 2011 to 2013 consolidated sales backlog of net new business totals $2.2 billion, up $300 million from prior status reported in August 2010 20 Well Positioned For Continuing Industry Recovery Summary* * Please see slides titled "Non-GAAP Financial Information" and "Forward-Looking Statements" at the end of this presentation for further information.

21 Non-GAAP Financial Information In addition to the results reported in accordance with accounting principles generally accepted in the United States ("GAAP") included throughout this presentation, the Company has provided information regarding "pretax income before interest and other (income) expense," "income before interest, other (income) expense, income taxes, restructuring costs and other special items" (core operating earnings), "pretax income before restructuring costs and other special items," "adjusted net income attributable to Lear," "adjusted diluted net income per share attributable to Lear" (adjusted earnings per share), "tax expense excluding restructuring costs and other special items" and "free cash flow" (each, a non-GAAP financial measure). Other expense includes, among other things, non-income related taxes, foreign exchange gains and losses, discounts and expenses associated with the Company's factoring facilities, gains and losses related to certain derivative instruments and hedging activities, equity in net income of affiliates and gains and losses on the sales of assets. Adjusted net income attributable to Lear and adjusted earnings per share represent net income attributable to Lear and diluted net income per share attributable to Lear, respectively, adjusted for restructuring costs and other special items, including the tax effect thereon, and other discrete tax items. Free cash flow represents net cash provided by operating activities before the net change in sold accounts receivable, less capital expenditures. The Company believes it is appropriate to exclude the net change in sold accounts receivable in the calculation of free cash flow since the sale of receivables may be viewed as a substitute for borrowing activity. Management believes the non-GAAP financial measures used in this presentation are useful to both management and investors in their analysis of the Company's financial position and results of operations. In particular, management believes that pretax income before interest and other (income) expense, core operating earnings, pretax income before restructuring costs and other special items, adjusted net income attributable to Lear, adjusted earnings per share and tax expense excluding restructuring costs and other special items are useful measures in assessing the Company's financial performance by excluding certain items that are not indicative of the Company's core operating performance or that may obscure trends useful in evaluating the Company's continuing operating activities. Management also believes that these measures are useful to both management and investors in their analysis of the Company's results of operations and provide improved comparability between fiscal periods. Management believes that free cash flow is useful to both management and investors in their analysis of the Company's ability to service and repay its debt. Further, management uses these non-GAAP financial measures for planning and forecasting future periods. Pretax income before interest and other (income) expense, core operating earnings, pretax income before restructuring costs and other special items, adjusted net income attributable to Lear, adjusted earnings per share, tax expense excluding restructuring costs and other special items and free cash flow should not be considered in isolation or as a substitute for pretax income, net income attributable to Lear, diluted net income per share attributable to Lear, cash provided by operating activities or other statement of operations or cash flow statement data prepared in accordance with GAAP or as a measure of profitability or liquidity. In addition, the calculation of free cash flow does not reflect cash used to service debt and therefore, does not reflect funds available for investment or other discretionary uses. Also, these non-GAAP financial measures, as determined and presented by the Company, may not be comparable to related or similarly titled measures reported by other companies. Set forth on the following slides are reconciliations of these non-GAAP financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP. Given the inherent uncertainty regarding special items and other expense in any future period, a reconciliation of forward-looking financial measures to the most directly comparable financial measures calculated and presented in accordance with GAAP is not feasible. The magnitude of these items, however, may be significant.

22 Non-GAAP Financial Information Core Operating Earnings

23 Non-GAAP Financial Information Segment Earnings

24 Non-GAAP Financial Information Adjusted Segment Earnings

25 Non-GAAP Financial Information Adjusted Earnings per Share

Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding anticipated financial results and liquidity. The words "will," "may," "designed to," "outlook," "believes," "should," "anticipates," "plans," "expects," "intends," "estimates," "forecasts" and similar expressions identify certain of these forward-looking statements. The Company also may provide forward- looking statements in oral statements or other written materials released to the public. All such forward-looking statements contained or incorporated in this presentation or in any other public statements which address operating performance, events or developments that the Company expects or anticipates may occur in the future, including, without limitation, statements related to business opportunities, awarded sales contracts, sales backlog and ongoing commercial arrangements, or statements expressing views about future operating results, are forward-looking statements. Actual results may differ materially from any or all forward-looking statements made by the Company. Important factors, risks and uncertainties that may cause actual results to differ materially from anticipated results include, but are not limited to, general economic conditions in the markets in which the Company operates, including changes in interest rates or currency exchange rates, the financial condition and restructuring actions of the Company's customers and suppliers, changes in actual industry vehicle production levels from the Company's current estimates, fluctuations in the production of vehicles or the loss of business with respect to a vehicle model for which the Company is a significant supplier, disruptions in the relationships with the Company's suppliers, labor disputes involving the Company or its significant customers or suppliers or that otherwise affect the Company, the outcome of customer negotiations, the impact and timing of program launch costs, the costs, timing and success of restructuring actions, increases in the Company's warranty, product liability or recall costs, risks associated with conducting business in foreign countries, competitive conditions impacting the Company's key customers and suppliers, the cost and availability of raw materials, energy and commodities, the Company's ability to mitigate increases in raw material, energy and commodity costs, the outcome of legal or regulatory proceedings to which the Company is or may become a party, the impact of pending legislation and regulations or changes in existing federal, state, local or foreign laws or regulations, unanticipated changes in cash flow, including the Company's ability to align its vendor payment terms with those of its customers, the Company's ability to access capital markets on commercially reasonable terms, impairment charges initiated by adverse industry or market developments, the anticipated future performance of the Company, including, without limitation, the Company's ability to maintain or increase revenue and gross margins, control future operating expenses and make necessary capital expenditures, and other risks described from time to time in the Company's Securities and Exchange Commission filings. Future operating results will be based on various factors, including actual industry production volumes, commodity prices and the Company's success in implementing its operating strategy. This presentation makes reference to the Company's sales backlog. The Company's sales backlog reflects anticipated net sales from formally awarded new programs and open replacement programs, less phased-out and cancelled programs. The calculation of the sales backlog does not reflect customer price reductions on existing or newly awarded programs. The sales backlog may be impacted by various assumptions embedded in the calculation, including vehicle production levels on new and replacement programs, foreign exchange rates and the timing of major program launches. The forward-looking statements in this presentation are made as of the date hereof, and the Company does not assume any obligation to update, amend or clarify them to reflect events, new information or circumstances occurring after the date hereof. 26